UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08824
Integrity Fund of Funds, Inc.
(Exact name of registrant as specified in charter)
Address of Registrant :	1 Main Street North
Minot, ND 58703

Name and address of agent for service :	Brenda Sem
1 Main Street North
Minot, ND 58703

Registrant’s telephone number, including area code: (701)852-5292

Date of fiscal year end: December 31, 2004

Date of reporting period: December 31, 2004

Item 1) Reports to Stockholders.

Integrity Fund of Funds, Inc.

Dear Shareholder:

Enclosed is the annual report of the operations of the Integrity Fund of Funds, Inc. (“the Fund”), for the year ended December 31, 2004.  The Fund’s portfolio and related financial statements are presented within for your review.

The economic outlook has brightened with employment showing renewed strength, oil prices dropping and the weak dollar adding stimulus.

The improved tone of the employment data, together with a firm stock market has boosted the Federal Reserve’s confidence that it can continue to tighten the Fed Funds rate, currently at 2.25%, without causing any major damage.

The weak dollar adds an element of instability to the outlook.  The Fed views a weak dollar as an inevitable and necessary part of an adjustment to a lower current account deficit.  However, the weak dollar and the rise in gold, oil and other commodities have signaled rising inflationary pressures.  The “core” Consumer Price Index has increased 2.4%.

Despite these signs of inflation, the treasury market remains unfazed.  After jumping to 4.9% in the spring of the year, 10-year Treasury yields ended the year at 4.2%, as it appears investors are not worried about inflation.  That was not the case in 1987, a previous period during which the dollar was weak and gold prices were rising.  Then, bond yields moved sharply higher as investors feared the Fed was behind the inflation curve.  A rise in bond yields would thus be an important signal of increased inflation expectations.

The equity market has had to deal with a lot of news in 2004:  Geopolitical, high energy prices, an accommodative Fed, along with a falling U.S. dollar.  Nevertheless, the equity markets provided us with another positive year with the Dow Jones Industrial Average up 15.6%, the Standard and Poor’s 500 Index up 10.9% and the NASDAQ 100 up 10.4%.

The Fund’s total return for the year was 9.39%.  Given our concerns for higher inflationary expectations along with a weaker U.S. dollar, the Fund included in its purchases during the year Franklin Gold & Precious Metals Fund, Franklin Growth Fund, Franklin World Fund and T. Rowe Price New Era Fund.  The purchases coincided with higher gold prices, a falling U.S. dollar and a rise in natural resources.

The current portfolio is represented as follows:  Growth 41%, Growth and Income 25%, World Stock 17%, Equity Income 10%, Precious Metals 5% and Natural Resources 2%.

Long-term capital appreciation and growth of income continue to be the primary objectives of the Fund.

If you would like more frequent updates, visit our website at www.integrityfunds.com for daily prices along with pertinent fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of Monte Avery, Chief Portfolio Strategist with Integrity Mutual Funds.  The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or any Integrity Mutual Fund.

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a fund prospectus at no cost from your financial adviser and read it carefully before investing.

PROXY VOTING ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-276-1262.  A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Integrity's Web site at http://www.integrityfunds.com.  This information is also available from the EDGAR database on the SEC's Internet site at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters on the Form N-CSR(s).  The annual and semiannual reports are filed electronically with the SEC and are delivered to the Fund shareholders.  The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Forms N-Q and N-CSR(s) are available on the SEC's website at http://www.sec.gov.  The Fund's Form N-Q and N-CSR(s) may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and the information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  You may also access this information from Integrity's website at http://www.integrityfunds.com.

December 31, 2004 (Unaudited)

PERFORMANCE AND COMPOSITION

Portfolio Load Types

Load	55.8%
No-Load	44.2%

The Load Structure reflects the type of sales load typically charged by each fund in the portfolio.
As of 12/31/04, the Fund has not paid a sales load to any fund.

These percentages are subject to change.

Portfolio Investment Style

G – Growth	41.1%
G&I – Growth & Income	24.9%
WS – World Stock	16.5%
EI – Equity Income	10.3%
PM – Precious Metals	5.4%
NR – Natural Resources	1.8%

 The Portfolio Investment Style reflects the investment methodology and the size of the company in which each fund in the portfolio invests.

 These percentages are subject to change.

December 31, 2004 (Unaudited)

Disclosure of Fund Expenses

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

EXAMPLE 1:

This example assumes that you invest $1,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example also is based on the Fund’s actual operating expenses of 1.60% and rate of return for the period of 9.39%.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption	No Redemption
Annual expenses	$31.75	$16.75

Account value of an initial investment of $1,000 as of the end of the period would be $1,093.90

EXAMPLE 2:

This example assumes that you invest $1,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example is based on the Fund’s actual operating expenses of 1.60% and also assumes that your investment has a 5.00% return.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption	No Redemption
Annual expenses	$31.40	$16.40

Account value of an initial investment of $1,000 as of the end of the period would be $1,050.00.

December 31, 2004 (Unaudited)

Average Annual Total Returns

	For periods ending December 31, 2004
				Since Inception
Integrity Fund of Funds	1 year	5 year	10 year	(January 3, 1995)
Without CDSC	9.39%	(4.55)%	N/A	5.62%
With CDSC (1.50% Max)	7.89%	(4.55)%	N/A	5.62%

				Since Inception
S&P 500 Index	1 year	5 year	10 year	(January 3, 1995)
	10.88%	(2.30)%	N/A	12.08%

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemption of Fund shares.

December 31, 2004 (Unaudited)

Comparative Index Graph (insert here)

Comparison of change in value of a $10,000 investment in Integrity Fund of Funds and the S&P 500 Index

	Integrity Fund of Funds
	w/o CDSC	S&P 500 Index
1/3/1995	$10,000	$10,000
1995	$12,520	$13,411
1996	$14,252	$16,129
1997	$16,340	$21,130
1998	$18,328	$26,765
1999	$21,807	$31,991
2000	$19,855	$28,747
2001	$15,578	$24,998
2002	$12,279	$19,164
2003	$15,799	$24,219
2004	$17,282	$31,268

Putting Performance into Perspective

Returns are historical and are not a guarantee of future results.  The graph comparing your Fund’s performance to a benchmark index provides you with a general sense of how your Fund performed.  To put this information in context, it may be helpful to understand the special differences between the two.  Your Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees.  A securities index measures the performance of a theoretical portfolio.  Unlike a fund, the index is unmanaged; there are no expenses that affect the results.  In addition, few investors could purchase all of the securities necessary to match the index.  And, if they could, they would incur transaction costs and other expenses.  The principal value and investment return of an investment in the Integrity Fund of Funds, Inc. will fluctuate so that an investor’s shares may be worth more or less than their original cost when redeemed.

December 31, 2004 (Unaudited)

MANAGEMENT OF THE FUND

The Board of the Fund (“Board”) consists of five Directors. These same individuals, unless otherwise noted, also serve as directors or trustees for all of the funds in the Integrity family of funds, the six series of Integrity Managed Portfolios and the eight series of The Integrity Funds. Three Directors (60% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates. These are the “independent” Directors. Two of the remaining three Directors and/or Officers are “interested” by virtue of their affiliation with the Investment Adviser and its affiliates.

The Independent Directors of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Director, and other directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT DIRECTORS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
Lynn W. Aas 904 27th Street NW Minot, ND 58703 83	Director	Since August 1994	Retired; Attorney; Director, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios and The Integrity Funds (since September 2003); and Director, First Western Bank & Trust (until May 2002).	17	None
Orlin W. Backes 15 2nd Ave., SW – Ste. 305 Minot, ND 58701 69	Director	Since April 1995	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios and The Integrity Funds (since May 2003); and Director, First Western Bank & Trust.	17	Director, First Western Bank & Trust
R. James Maxson Town & Country Ctr. 1015 S. Bdwy, Ste 15 Minot, ND 58701 57	Director	Since January 1999	Attorney, Maxson Law Office (since November 2002), Attorney, McGee, Hankla, Backes & Dobrovolny, P.C. (April 2000 to November 2002); Attorney, Farhart, Lian and Maxson, P.C. (March 1976 to March 2000); Director, ND Tax-Free Fund, Inc. (since January 1999), Montana Tax-Free Fund, Inc. (since January 1999), South Dakota Tax-Free Fund, Inc. (January 1999 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003); and Trustee, Integrity Managed Portfolios (since January 1999) and The Integrity Funds (since May 2003).	17	None

* The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios and the eight series of the Integrity Funds.

Directors and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Directors and is available without charge upon request, by calling Integrity Funds Distributor, Inc., at 1(800) 276-1262.

The Interested Directors and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Director and other directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
**Peter A. Quist 1 North Main Minot, ND 58703 70	Director, Vice President and Secretary	Since Inception

Attorney; Director and Vice President, Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc., ND Capital, Inc. (until September 2004), Integrity Fund Services, Inc., ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Integrity Funds Distributor, Inc., Vice President and Secretary, Integrity Managed Portfolios and The Integrity Funds (since May 2003); and Director, ARM Securities Corporation ( May 2000 to June 2003).

				3	None
**Robert E. Walstad 1 North Main Minot, ND 58703 60	Director, Chairman and President	Since Inception

Director (since September 1987), President (September 1987 to October 2001 and September 2002 to May 2003), Integrity Mutual Funds, Inc.; Director, President and Treasurer, Integrity Money Management, Inc., ND Capital, Inc. (until September 2004), Integrity Fund Services, Inc.; Director, President (since inception) and Treasurer (until May 2004), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), and Integrity Small-Cap Fund of Funds Inc., (September 1998 to June 2003); Trustee, Chairman and President (since January 1996), and Treasurer (January 1996 to May 2004), Integrity Managed Portfolios; Trustee, Chairman and President (since May 2003) and Treasurer (May 2003 to May 2004), The Integrity Funds; Director, President, CEO, and Treasurer, Integrity Funds Distributor, Inc., (formerly known as Ranson Capital Corporation) (January 1996 to August 2003); Director (October 1999 to June 2003), President (October 1999 to October 2001), Magic Internet Services, Inc.; Director (May 2000 to June 2003), President (May 2000 to November 2001- October 2002 to June 2003), ARM Securities Corporation; Director, CEO, Chairman, Capital Financial Services, Inc. (since January 2002).

				17	Director, Capital Financial Services, Inc.
Brent M. Wheeler 1 Main Street North Minot, ND 58703 34	Treasurer	Since May 2004	Fund Accounting Manager, Integrity Fund Services, Inc.; Treasurer (Since May 2004), The Integrity Funds and Integrity Managed Portfolios.	NA	Minot State University Alumni Association

* The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios and the eight series of the Integrity Funds.

** Directors who are “interested persons” of the Fund as defined in the Investment Company Act of 1940.  Messrs. Quist and Walstad are interested persons by virtue of being officers and directors of the Funds’ Investment Adviser and Principal Underwriter.

Directors and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Directors and is available without charge upon request, by calling Integrity Funds Distributor, Inc., at 1(800) 276-1262.

Board Approval of Investment Advisory Agreement

Integrity Money Management, Inc. (“Integrity Money Management” or “Adviser”), the Fund's investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund's underwriter; and Integrity Fund Services, Inc. (“Integrity Fund Services”), the Fund's transfer and accounting services agent; are subsidiaries of Integrity Mutual Funds, Inc. (“Integrity Mutual Funds”), the Fund's sponsor.

The continuation of a fund’s investment advisory agreement must be specifically approved at least annually (1) by the vote of the directors or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the directors who are not parties to the investment advisory agreement or “Interested Persons” of any party (“Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval.  In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the Fund’s adviser.  The Independent Directors also received advice from their independent counsel on the issues to focus on during contract renewals.  At a meeting held on December 17, 2004, the Board of Directors, including a majority of the independent Directors of the Fund, approved the Investment Advisory Agreement (“Advisory Agreement”), between the Fundand Integrity Money Management.

The Directors, including a majority of Directors who are neither party to the Advisory Agreement nor “interested persons” of any such party (as such term is defined for regulatory purposes), unanimously approved the Advisory Agreement.  In determining whether it was appropriate to approve the Advisory Agreement, the Directors requested information, provided by the Adviser, that it believed to be reasonably necessary to reach its conclusion.  In connection with the approval of the Advisory Agreement, the Board reviewed factors set out in judicial decisions and Securities Exchange Commission directives relating to the approval of advisory contracts, which include but are not limited to, the following:

(a)     the nature, extent and quality of the adviser’s services;

(b)     the performance of the fund and the adviser;

(c)     the adviser’s cost and profitability in providing its services, including the extent to which the adviser realizes economies of scale as the fund grows larger;

(d)     any ancillary benefits to the adviser or its affiliates in connection with its relationship to the investment company; and

(e)     the amount of fees charged in comparison to those of other investment companies.

In evaluating the Adviser’s services and their fees, the Directors reviewed information concerning the performance of the Fund, the recent financial statements of the Adviser and its parent, and the proposed advisory fee and other fund expenses compared to the level of advisory fees and expenses paid by other similar funds.  In reviewing the Advisory Agreement with the foregoing Fund, the Directors considered, among other things, the fees, the Fund’s past performance, the nature and quality of the services provided, the profitability of the adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to the Fund), and the expense waivers by the Adviser.  The Directors also considered any ancillary benefits to the Adviser and its affiliates for services provided to the Fund.  In this regard, the Directors noted that there were no soft dollar arrangements involving the Adviser and the only benefits to affiliates were the fees earned for services provided.  The Directors did not identify any single factor discussed above as all-important or controlling.  The Directors also considered the Adviser’s commitment to contractually or voluntarily limit Fund expenses, the skills and capabilities of the Adviser, and the representations from the Adviser that the Fund’s portfolio manager, Monte Avery, will continue to manage the Fund in substantially the same way as it has been managed.  On the basis of the information provided for their review, the Directors reached the following conclusions:

•         A comparison of the Fund’s pro forma net operating expenses under the Advisory Agreement vis-à-vis comparable funds reflected that most of the comparable funds have similar or higher expense structures than the Fund, based upon data provided by outside consultants and fund financial reports.  The Fund’s net expense ratio of 1.60% for Class B shares was comparable to other funds of similar objective and size.

•         The overall nature and quality of the services provided by the Adviser had historically been, and continued to be, satisfactory to the Board.

•         The other funds managed by the Adviser have traditionally had a relatively low net ratio of expenses.  The Adviser has assured through subsidization that its other Funds have had consistent performance relative to comparable and competing funds.

•         The Portfolio Manager of the Fund has over 20 years experience in managing mutual funds.  The Adviser currently provides services to seventeen funds in the Integrity family of funds with investment strategies ranging from non-diversified sector funds to broad-based equity funds.  The experience and expertise of the Adviser is attributable to the long term focus on managing investment companies and has the potential to enhance the Fund’s future performance.

•         Although the Fund has underperformed its relative benchmark, the Fund has been meeting its investment objective of long-term capital appreciation and growth of income.  The Fund has had positive returns for the 1-year and since inception periods.

•         The Board briefly discussed the benefits for the Fund as the Adviser could realize economies of scale as the Fund grows larger, but the size of the Fund has not reached an asset level to benefit from economies of scale.

In voting unanimously to approve the Advisory Agreement, the Directors did not identify any single factor as being of paramount importance.  The Directors noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of Integrity Money Management, the strategic plan involving the Fund, and the potential for increased distribution and growth of the Fund.  They determined that, after considering all relevant factors, the adoption of the Advisory Agreement would be in the best interest of the Fund and its shareholders.

Schedule of Investments  December 31, 2004

Name of Issuer Percentages represent the market value of each investment category to total net assets	Quantity	Market Value

MUTUAL FUNDS (97.9%)

*AIM Basic Value Fund Class A	7,828	$253,794
Dodge & Cox Stock Fund Class N	5,275	686,959
Fidelity Dividend Growth Fund Class N	13,615	387,892
Franklin Gold & Precious Metals Class A	18,824	345,611
American Growth Fund of America Class A	33,212	909,337
*Legg Mason Value Trust Class N	3,623	236,330
MFS Value Fund Class A	15,100	349,419
Mairs and Power Growth Fund Class N	5,132	360,927
T. Rowe Price Equity Income Fund Class N	11,533	306,667
T. Rowe Price New Era Fund Class N	3,400	114,519
Templeton World Fund Class A	29,231	518,856
Templeton Growth Fund Class A	23,496	537,829
Thompson Plumb Growth Fund Class N	8,515	398,437
Vanguard Capital Opportunity Fund Class N	10,663	328,089
Washington Mutual Investors Class A	21,039	647,576

TOTAL MUTUAL FUNDS (COST: $5,566,396)		$6,382,242

SHORT-TERM SECURITIES (1.6%)	Shares
Wells Fargo Cash Investment Money Market (COST: $105,175)	105,175	$105,175

TOTAL INVESTMENTS IN SECURITIES (COST: $5,671,571)		$6,487,417
OTHER ASSETS LESS LIABILITIES		29,875

NET ASSETS		$6,517,292

*Indicates mutual fund is non-income producing.

The accompanying notes are an integral part of these financial statements.

Financial Statements December 31, 2004

Statement of Assets and Liabilities  December 31, 2004

ASSETS
Investments in securities, at value (cost: $5,671,571)	$6,487,417
Cash	7,597
Accrued interest receivable	159
Accrued dividends receivable	21,233
Receivable from manager	2,393
Prepaid expenses	5,606

Total Assets	$6,524,405

LIABILITIES
Accrued expenses	$5,882
Payable for fund shares redeemed	1,231

Total Liabilities	$7,113

NET ASSETS	$6,517,292

Net assets are represented by:
Capital stock outstanding, at par	$60
Additional paid-in capital	10,460,974
Accumulated undistributed net realized gain (loss) on investments	(4,759,588)
Unrealized appreciation on investments	815,846
Total amount representing net assets applicable to
595,004 outstanding shares of $.0001 par value
common stock (1,000,000,000 shares authorized)	$6,517,292

Net asset value per share	$10.95

The accompanying notes are an integral part of these financial statements.

Statement of Operations  For the year ended December 31, 2004

INVESTMENT INCOME
Interest	$1,679
Dividends	78,221
Total Investment Income	$79,900

EXPENSES
Investment advisory fees	$59,283
Service fees	16,490
Transfer agent fees	19,763
Accounting service fees	27,298
Transfer agent out-of-pockets	3,557
Professional fees	1,193
Directors fees	1,727
Reports to shareholders	3,020
Legal fees	3,828
Audit fees	10,310
License, fees, and registrations	15,256
Other	1,226
Total Expenses	$162,951
Less expenses waived or absorbed by the Fund’s manager	(57,412)
Total Net Expenses	$105,539

NET INVESTMENT INCOME (LOSS)	$(25,639)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investment transactions	$18,004
Capital gain distributions	91,813
Net change in unrealized appreciation (depreciation) of investments	482,361
Net Realized and Unrealized Gain (Loss) on Investments	$592,178

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$566,539

The accompanying notes are an integral part of these financial statements.

Financial Statements  December 31, 2004

Statement of Changes in Net Assets

For the year ended December 31, 2004, and the year ended December 31, 2003

	For The Year EndedDecember 31, 2004	For The Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(25,639)	$(49,261)
Net realized gain (loss) on investments	109,817	(513,913)
Net change in unrealized appreciation (depreciation) on investments	482,361	2,305,287
Net Increase (Decrease) in Net Assets Resulting From Operations	$566,539	$1,742,113

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income ($.00 and $.00 per share, respectively)	$0	$0
Distributions from net realized gain on investments ($.00 and $.00 per share, respectively)	0	0
Total Dividends and Distributions	$0	$0

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$610,423	$401,088
Proceeds from reinvested dividends	0	0
Cost of shares redeemed	(1,801,541)	(3,496,853)
Net Increase (Decrease) in Net Assets Resulting From Capital Share Transactions	$(1,191,118)	$(3,095,765)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(624,579)	$(1,353,652)

NET ASSETS, BEGINNING OF PERIOD	7,141,871	8,495,523

NET ASSETS, END OF PERIOD	$6,517,292	$7,141,871
Undistributed Net Investment Income	$0	$0

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements  December 31, 2004

Note 1.                ORGANIZATION

Integrity Fund of Funds, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company.  The Fund incorporated under the laws of the State of North Dakota on June 1, 1994 and commenced operations on January 1, 1995.  The Fund’s objective is long-term capital appreciation and growth of income.  The Fund seeks to achieve this objective by investing primarily in a diversified group of other open-end investment companies which, in turn, invest principally in equity securities.

Shares of the Fund are offered for sale at net asset value without a sales charge.  Shares may be subject to a contingent deferred sales charge if redeemed within five years of purchase.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation – Investments in mutual funds are valued at the net asset value per share (NAV) most recently determined and reported by the respective mutual fund.  Such quotations are obtained from a pricing service.  If the pricing service fails to receive the NAV from the underlying mutual fund, a daily news source from the internet will be used as the pricing source, along with a telephone call to the underlying mutual fund.  If the NAV is unreportable by the underlying fund group on the current day, our pricing group will wait until the next business morning to obtain the price from the underlying fund group and then price and verify the NAV for the Fund.

Federal and state income taxes – The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments to its shareholders.  Therefore, no provision for income taxes is required.

The tax character of distributions paid was as follows:

	December 31, 2004	December 31, 2003
Tax-exempt income	$0	$0
Ordinary Income	0	0
Long-term Capital Gains	0	0
Total	$0	$0

During the year ended December 31, 2004, there were no distributions paid.

The Fund has available at December 31, 2004, a net capital loss carryforward totaling $4,759,588, which may be used to offset capital gains.  The capital loss carryforward amounts will expire in each of the years ended December 31 as shown in the table below.

Year	Unexpired Capital Losses
2009	$ 2,536,675
2010	$ 1,709,000
2011	$ 513,913

For the year ended December 31, 2004, the Fund did not make any permanent reclassifications to reflect tax character.  Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards.

Distributions to shareholders – The Fund will distribute dividends from net investment income and any net realized capital gains at least annually.  Dividends and distributions are reinvested in additional shares of the Fund at net asset value or paid in cash. Distributions are recorded on the ex-dividend date.

Investment transactions are accounted for on the trade date.  Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.  These differences are primarily due to differing treatments for non-taxable dividends, and losses deferred due to wash sales.

Income and expenses are recorded on the accrual basis.  Realized gains and losses are reported on the identified cost basis.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital.  Temporary book and tax basis differences will reverse in a subsequent period.

Dividend income – Dividend income is recognized on the ex-dividend date.

Futures contracts – The Fund may purchase and sell financial futures contracts to hedge against changes in the values of equity securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index at a set price on a future date.  Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the futures exchange on which the contract is traded.  Subsequent payments (“variation margin”) are made or received by the Fund, dependent on the fluctuations in the value of the underlying index.  Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the fund.  When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy.  Unrealized appreciation (depreciation), related to open futures contracts, is required to be treated as realized gain (loss) for Federal income tax purposes.

Certain risks may arise upon entering into futures contracts.  These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Note 3. CAPITAL SHARE TRANSACTIONS

As of December 31, 2004, there were 1,000,000,000 shares of $.0001 par value authorized; 595,004 and 713,694 shares were outstanding atDecember 31, 2004, and December 31, 2003, respectively.

Transactions in capital shares were as follows:

	Shares
	For The Year Ended December 31, 2004	For The Year Ended December 31, 2003
Shares sold	60,377	46,524
Shares issued on reinvestment of dividends	0	0
Shares redeemed	(179,067)	(425,076)
Net increase (decrease)	(118,690)	(378,552)

Note 4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Integrity Money Management, Inc. (“Integrity Money Management” or “Adviser”), the Fund's investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund's underwriter; and Integrity Fund Services, Inc. (“Integrity Fund Services”), the Fund's transfer and accounting services agent; are subsidiaries of Integrity Mutual Funds, Inc. (“Integrity Mutual Funds”), the Fund's sponsor.

The Advisory Agreement provides for fees to be computed at an annual rate of 0.90% of the Fund's average daily net assets. The Fund has recognized $10,159 of investment advisory fees after waiver for the year ended December 31, 2004.  The Fund has a payable to Integrity Money Management of $0 at December 31, 2004, for investment advisors fees.  Certain officers and directors of the Fund are also officers and directors of the investment adviser.

The Adviser may also voluntarily waive fees or reimburse expenses not required under the advisory contract from time to time.  Accordingly, after fee waivers and expense reimbursements, the Fund’s actual total annual operating expenses was 1.60% for the fiscal year ended December 31, 2004.

Principal Underwriter and Shareholder Services

Integrity Funds Distributor is the Fund’s principal underwriter.  The Fund pays Integrity Funds Distributor service fees computed at an annual rate of 0.25% of the Fund’s average daily net assets.  Integrity Funds Distributor, in turn, pays dealers service fees for personal service to shareholders and/or the maintenance of shareholder accounts.  The Fund has recognized $16,490 of service fees for the year ended December 31, 2004.  The Fund has a payable to Integrity Funds Distributor of $1,344 at December 31, 2004, for service fees.  Certain officers and directors of the Fund are also officers and directors of the underwriter.

Integrity Fund Services provides shareholder services for a fee computed at an annual rate of 0.25% of the Fund’s average daily net assets with a minimum of $2,000 per month, plus out-of-pocket expenses.  An additional fee with a minimum of $500 per month is charged for each additional share class.  The Fund has recognized $19,763 of transfer agency fees for the year ended December 31, 2004.  The Fund has a payable to Integrity Fund Services of $2,000 at December 31, 2004, for transfer agency fees.  Integrity Fund Services also acts as the Fund’s accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million.  An additional fee with a minimum of $500 per month is charged for each additional share class.  The Fund has recognized $27,298 of accounting service fees for the year ended December 31, 2004.  The Fund has a payable to Integrity Fund Services of $2,269 at December 31, 2004, for accounting service fees.

Note 5. INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $1,600,000 and $2,634,319, respectively, for the year ended December 31, 2004.

Note 6. INVESTMENT IN SECURITIES

At December 31, 2004, the aggregate cost of securities for federal income tax purposes was $5,671,571 and the net unrealized appreciation of investments based on the cost was $815,846, which is comprised of $832,649 aggregate gross unrealized appreciation and $16,803 aggregate gross unrealized depreciation.

Financial Highlights  December 31, 2004

Selected per share data and ratios for the period indicated

	For The Year Ended December 31, 2004	For The Year Ended December 31, 2003	For The Year Ended December 31, 2002	For The Year Ended December 31, 2001	For The Year Ended December 29, 2000
NET ASSET VALUE, BEGINNING OF PERIOD	$10.01	$7.78	$9.87	$12.58	$15.80

Income from Investment Operations:
Net investment income (loss)	$(.04)	$(.07)	$(.10)	$(.12)	$.03
Net realized and unrealized gain (loss) on investments	.98	2.30	(1.99)	(2.59)	(1.42)
Total Income (Loss) From Investment Operations	$.94	$2.23	$(2.09)	$(2.71)	$(1.39)

Less Distributions:
From net investment income	$.00	$.00	$.00	$.00	$(.03)
Distributions from net realized gains	.00	.00	.00	.00	(1.80)
Total Distributions	$.00	$.00	$.00	$.00	$(1.83)

NET ASSET VALUE, END OF PERIOD	$10.95	$10.01	$7.78	$9.87	$12.58

Total Return	9.39%(A)	28.66%(A)	(21.18)%(A)	(21.54)%(A)))))	(8.82)%(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$6,517	$7,142	$8,496	$14,418	$19,299
Ratio of net expenses (after expense assumption) to average net assets	1.60%(B)	1.60%(B)	1.60%(B)	1.60%(B)	1.59%(B)
Ratio of net investment income to average net assets	(0.39)%	(0.69)%	(0.89)%	(1.13)%	0.17%
Portfolio turnover rate	24.84%	0.00%	27.71%	51.46%	26.46%

(A) Excludes contingent deferred sales charge of 1.50%.

(B) During the periods indicated above, Integrity Mutual Funds assumed/waived expenses of $57,412, $25,525, $21,883, $10,797, and $1,155, respectively.  If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 2.47%, 1.97%, 1.79%, 1.67%, and 1.60%, respectively.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Integrity Fund of Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Integrity Fund of Funds, Inc. (the Fund), including the schedule of investments, as of December 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Integrity Fund of Funds, Inc. as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles  generally accepted in the United States of America.

BRADY, MARTZ & ASSOCIATES, P.C.
Minot, North Dakota  USA
February 11, 2005

Item 2) Code of Ethics.

(a)   The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “Code”).

(b)   For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1)   Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2)   Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3)   Compliance with applicable governmental laws, rules, and regulations;

        (4)   The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5)   Accountability for adherence to the code.

(c)        There were no amendments to the Code during the period covered by the report.

(d)   The registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PFO and PEO during the period covered by this report.

(e)   Not applicable

(f)    The registrant must:

(g)   See item 11(a)(1) regarding the filing of the Code of Ethics for Principal Executive and Principal Financial Officers of The Integrity Funds and Integrity Mutual Funds, Inc.

Item 3) Audit Committee Financial Expert.

The Trust’s Board of Trustees has determined that Lynn Aas is an audit committee financial expert, as defined in paragraph (a)(2) of Item 3 of Form N-CSR.  Lynn Aas is independent for purposes of Item 3 of Form N-CSR.

Item 4) Principal Accountant Fees and Services.

(a)         Audit fees include the amounts related to the professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees

                2003                $4,600

                2004                $4,900

(b)        Audit-related fees include amounts related to the services provided by the principal accountant related to the performance of the audit of the registrant’s financial statements.

Audit-Related Fees

                2003                $900

                2004                $1,100

(c)   Tax fees include amounts related to the preparation and review registrant’s tax returns.

Tax Fees

                2003                $800

                2004                $950

   (d)   All Other Fees.

                None

(e) (1)        The registrant’s audit committee has adopted policies and procedures that require the audit committee to pre-approve all audit and non-audit services provided to the registrant by the principal accountant.

     (2)    All of the services described in paragraphs (b) through (d) of item 4 were approved by the audit committee.

(f)    All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employee.

(g)         None

(h)   The registrant’s independent auditor did not provide any non-audit services to the registrant’s investment adviser or any entity controlling, controlled by or controlled with the registrant’s investment adviser that provides ongoing services to the registrant.

Item 5) Audit Committee of Listed Registrants.

                Not applicable

Item 6) Schedule of Investments.

                The Schedule of Investments is filed under Item 1 of this form.

Item 7) Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                Not applicable

Item 8)   Portfolio Managers of Closed-End Management Investment Companies

                Not applicable

Item 9) Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

                Not applicable

Item 10) Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors in the last fiscal half-year.

Item 11)Controls and Procedures.

(a)        Based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the “Report”), the registrant’s principal executive officer and principal financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s principal executive officer and principal financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)        There  were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12)Exhibits

(a)(1)        Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto.

(a)(2)        Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

(b)                Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTEGRITY FUND OF FUNDS, INC.

BY: /s/ ROBERT E. WALSTAD
ROBERT E. WALSTAD
CHIEF EXECUTIVE OFFICER

Date: February 22, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

INTEGRITY FUND OF FUNDS, INC.

BY: /s/ ROBERT E. WALSTAD
ROBERT E. WALSTAD
CHIEF EXECUTIVE OFFICER

Date: February 22, 2005

BY: /s/ BRENT WHEELER
BRENT WHEELER
TREASURER

Date: February 22, 2005